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                UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                                    FORM 8-K


                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

        DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): APRIL 24, 2003


                               KIRBY CORPORATION
             (Exact name of registrant as specified in its charter)

                       NEVADA                         74-1884980
          (State or other jurisdiction of          (I.R.S. Employer
           incorporation or organization)        Identification No.)

             55 WAUGH DRIVE, SUITE 1000                 77007
                   HOUSTON, TEXAS                     (Zip Code)
      (Address of principal executive offices)

              REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE:
                                 (713) 435-1000
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Item 7.    Financial Statements and Exhibits
          (c)      Exhibits:
                   99.1     Press release dated April 24, 2003

Item 9.    Regulation FD Disclosure

           Pursuant to SEC Release No. 33-8216, the following information required by Item 12 of Form 8-K is furnished under Item 9 instead.

           On April 24, 2003, Kirby Corporation ("Kirby") issued a press release announcing earnings for the quarter ended March 31, 2003. A copy of the press release is attached as Exhibit 99.1 to this report.

           EBITDA, a non-GAAP financial measure, is used in the press release. Kirby defines EBITDA as net earnings before interest expense, taxes on income, depreciation and amortization. Kirby has historically evaluated its operating performance using numerous measures, one of which is EBITDA, a measure that excludes certain non-operating expenses and non-cash charges. EBITDA is presented for that reason and because of its wide acceptance as a financial indicator. A quantitative reconciliation of EBITDA to GAAP net earnings for the 2003 and 2002 first quarters is included in the press release.


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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                   KIRBY CORPORATION
                                   (Registrant)

                                   By:    /s/ NORMAN W. NOLEN
                                          -------------------------------------
                                          Norman W. Nolen
                                          Executive Vice President, Treasurer
                                              and Chief Financial Officer

Dated:  April 24, 2003
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                                 EXHIBIT INDEX


                Exhibit 99.1 Press release dated April 24, 2003